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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 7, 2001
                                ----------------
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)


           DELAWARE                        1-4423               94-1081436
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                      Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
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               (Address of principal executive offices) (Zip code)



                                 (650) 857-1501
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              (Registrant's telephone number, including area code)


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ITEM 5.       OTHER EVENTS.

         On December 6, 2001, we completed the offering of our 5.75% Global Notes due December 15, 2006. The offering was made pursuant to an underwriting agreement dated December 3, 2001, between Hewlett-Packard Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc. (as representatives of the several underwriters named therein).

         The 5.75% Global Notes are governed by an indenture entered into between Hewlett-Packard and JP Morgan Trust Company, National Association (formerly known as Chase Manhattan Bank and Trust Company, National Association) as trustee, dated as of June 1, 2000 (the "Indenture"), as supplemented by an officers' certificate authorizing the terms of the 5.75% Global Notes pursuant to Section 301 of the Indenture. The Indenture is attached as Exhibit 4.1 to our registration statement on Form S-3 (file number 333-30786), filed with the Securities and Exchange Commission on March 17, 2000.

         The purpose of this Current Report is to file the form of the 5.75% Global Note, the Underwriting Agreement and the Section 301 Officers' Certificate.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 1.1 Underwriting Agreement, dated December 3, 2001, entered into between Hewlett-Packard Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

         Exhibit 4.1       Form of 5.75% Global Note due December 15, 2006.

         Exhibit 4.2 Officers' Certificate pursuant to Section 301 of the Indenture, dated December 6, 2001, executed by Hewlett-Packard Company (exhibits omitted).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HEWLETT-PACKARD COMPANY

Date: December 7, 2001                      By:    /s/ Charles N. Charnas
                                                   -----------------------------
                                            Name:  Charles N. Charnas
                                            Title: Assistant Secretary and
                                                   Senior Managing Counsel


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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED DECEMBER 7, 2001


  Exhibit                                             Description
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

    1.1         Underwriting Agreement, dated December 3, 2001, entered into between Hewlett-Packard Company and Credit Suisse First Boston Corporation and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

    4.1         Form of 5.75% Global Note due December 15, 2006.

    4.2         Officers' Certificate pursuant to Section 301 of the Indenture, dated December 6, 2001, executed by Hewlett-Packard Company (exhibits omitted).


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